UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: October 16, 2003
                                                ----------------

                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     -------
         (State or other jurisdiction of incorporation or organization)

        0-32455                                       88-0459590
        -------                                       ----------
(Commission File Number)                  (IRS Employer Identification Number)

        400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (713) 586-1900
                                 --------------
              (Registrant's telephone number, including area code)

Item 9.     Regulation FD Disclosure.

      On October 16, 2003, the board of directors of Far East Energy Corporation (the "Company") issued a press release announcing the results of the Company's annual meeting of shareholders.

      A complete copy of the press release is attached hereto as an exhibit.

Item 7.     Financial Statements and Exhibits

      The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES
                                   -----------

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of October 2003.

                              Far East Energy Corporation


                                  /s/ Michael R. McElwrath
                              By: _________________________________________
                              Michael R. McElwrath, Chief Executive Officer


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




                                  EXHIBIT INDEX

Exhibit No.       Page        Description of Exhibit
----------        ----        -----------------------
   22              4           October 16, 2003 Press Release

                                                                      EXHIBIT 22

              Far East Energy Announces Results of Annual Meeting,
                            Including Appointment of
                     Michael McElwrath as CEO and President

Thursday, October 16, 2002

HOUSTON--(PRNewswire)Oct. 16, 2003--Far East Energy Corporation (OTCBB:FEEC
- News; Berlin:FEN - News) announced that on October 14, 2003, it reconvened its annual shareholder meeting and that its shareholders approved all matters recommended by the Board of Directors, including the appointment of Michael R. McElwrath as CEO, President and a member of the Board.

In addition to electing McElwrath, the shareholders also re-elected to the Board of Directors Joe Cooper, Tun Aye Sai, and Lal Gondi, as well as ratifying Payne, Falkner, Smith & Jones as its independent accountant for the fiscal year 2003. The shareholders also approved an amendment to the company's bylaws allowing the Board of Directors to fill Board vacancies caused by any decision of the Board to increase its size. Prior to this amendment, the bylaws provided that only shareholders could fill board vacancies that might be caused by a Board decision to increase the number of directors.

McElwrath had just reached an agreement with the company, on October 13, 2003, to serve as its CEO and on the Board, which the shareholders confirmed. McElwrath stated, "I am eager to take the reins at Far East because I am convinced that it has assembled a strong portfolio of projects. One of these projects, the coalbed methane Dragon Project in Shanxi Province, China, is being pursued under a Memorandum of Understanding with ConocoPhillips; is located along the planned path of the West-East Pipeline; should be able to serve both Beijing and Shanghai; and, in my opinion, has the potential to become a mega-project of the type normally found only in the portfolio of the majors. I believe Far East's natural gas opportunities in the Shanxi and Yunnan Provinces of China, as well as in Montana, are significant, and with proper financing, we look forward to developing, producing and selling quantities of gas that will provide material benefits to our shareholders." McElwrath's significant and varied background spans twenty-six years in the energy industry, at one time or another serving as Acting Assistant Secretary of Energy in the Bush Administration; an international negotiator and special energy advisor to the Secretary of the Interior during the Reagan Administration; Director of the National Institute for Petroleum and Energy Research; Director of BP's outsourced exploration and production lab for the Americas; and President/COO of two energy-related companies. Mr. McElwrath also spent 10 years as an oil and gas and corporate attorney in Midland, Texas during the oil boom and bust of the 1980s.

Headquartered in Houston, Far East Energy Corporation is an independent energy company engaged in acquisition, exploration and development of natural gas and coalbed methane gas properties with primary interest in the United States and China.

This News Release may contain forward-looking statements relating to future plans, events or other matters. Such statements involve numerous risks and uncertainties. Actual events may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this News Release. No obligation is undertaken to release revisions to these forward-looking statements to reflect events or circumstances after the date of this News Release. Further information about the risks and uncertainties faced can be found in applicable filings with the Securities and Exchange Commission.

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